Income Taxes	12 Months Ended
May. 02, 2015
Income Taxes

9.	Income Taxes

Income (loss) before income taxes for fiscal 2015, fiscal 2014 and fiscal 2013 are as follows:

	Fiscal 2015	Fiscal 2014	Fiscal 2013
Domestic operations	$111,302	3,952	(257,173)
Foreign operations	3,981	733	1,824

Total income (loss) before taxes	$115,283	4,685	(255,349)

Income tax provisions (benefits) for fiscal 2015, fiscal 2014 and fiscal 2013 are as follows:

	Fiscal 2015	Fiscal 2014	Fiscal 2013
Current:
Federal	$81,107	5,753	18,270
State	8,844	2,819	2,594
Foreign	1,314	156	486

Total current	91,265	8,728	21,350

Deferred:
Federal	(41)	30,792	(93,684)
State	(12,581)	12,433	(25,209)
Foreign	44	—	—

Total deferred	(12,578)	43,225	(118,893)

Total	$78,687	51,953	(97,543)

Reconciliation between the effective income tax rate and the federal statutory income tax rate is as follows:

	Fiscal 2015	Fiscal 2014	Fiscal 2013
Federal statutory income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal income tax benefit	9.5	156.8	3.9
Changes to unrecognized tax benefits	0.1	42.5	(5.7)
Excess executive compensation	2.4	14.0	(1.8)
Meals and entertainment disallowance	0.7	16.0	(0.2)
Research Tax Credits	(2.4)	(63.4)	7.4
Joint venture net loss allocation	32.0	657.8	—
Change in valuation allowance	(11.3)	248.5	—
Other, net	2.3	1.7	(0.4)

Effective income tax rate	68.3%	1,108.9%	38.2%

The joint venture net loss allocation identified in the table above refers to our obligation under the joint venture with Microsoft and Pearson that was terminated earlier in the fiscal year to allocate items of loss and expense to Microsoft for income tax purposes. In the current fiscal year, this commitment resulted in an additional allocation for tax purposes of $105,542 of joint venture losses to Microsoft.

The Company accounts for income taxes using the asset and liability method. Deferred taxes are recorded based on differences between the financial statement basis and tax basis of assets and liabilities and available tax loss and credit carryforwards. At May 2, 2015 and May 3, 2014, the significant components of the Company’s deferred taxes consisted of the following:

	May 2, 2015	May 3, 2014
Deferred tax assets:
Estimated accrued liabilities	$131,347	$124,875
Inventory	28,437	42,671
Insurance liability	9,149	8,804
Loss and credit carryovers	28,735	47,308
Lease transactions	25,292	24,499
Pension	6,175	4,885
Stock-based compensation	4,565	6,364
Investments in equity securities	39	1,564
Depreciation	4,501	—
Other	809	1,263

Gross deferred tax assets	239,049	262,233

Valuation allowance	(1,215)	(19,176)

Net deferred tax assets	237,834	243,057

Deferred tax liabilities:
Prepaid expenses	(6,777)	(6,900)
Goodwill and intangible asset amortization	(210,249)	(209,541)
Investment in Barnes & Noble.com	(78,526)	(78,554)
Depreciation	—	(15,257)

Gross deferred tax liabilities	(295,552)	(310,252)

Net deferred tax liabilities	$(57,718)	$(67,195)

In assessing the realizability of the deferred tax assets, management considered whether it is more likely than not that some or all of the deferred tax assets would be realized. In evaluating the Company’s ability to utilize its deferred tax assets, it considered all available evidence, both positive and negative, in determining future taxable income on a jurisdiction by jurisdiction basis. The Company has recorded a valuation allowance of $1,215 and $19,176 at May 2, 2015 and May 3, 2014, respectively. The $17,961 decrease in the valuation allowance during fiscal 2015 is due principally to the actual utilization of deferred tax assets in the current fiscal year.

At May 2, 2015, and based on its tax year ended January 2015, the Company had federal net operating loss carryforwards (NOLs) of approximately $53,222 and state net operating loss carryforwards of $168,023 that are available to offset taxable income in its respective taxing jurisdiction beginning in the current period and that expire beginning in 2019 through 2023. The utilization of federal net operating loss carryforward is limited to approximately $6,653 on an annual basis. NOLs not used during a particular period may be carried forward to future years, though not beyond the expiration years. Additionally, the Company had approximately $152,853 of state NOLs that have no annual limitation and expire beginning in 2030. The Company had net federal and state tax credits totaling $2,152, which has an indefinite life.

As of May 2, 2015, the Company had $18,382 of unrecognized tax benefits, all of which, if recognized, would affect the Company’s effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits for fiscal 2015, fiscal 2014 and fiscal 2013 is as follows:

Balance at April 28, 2012	$13,135
Additions for tax positions of the current period	3,189
Additions for tax positions of prior periods	9,187
Reductions due to settlements	(370)
Other reductions for tax positions of prior periods	(3,815)

Balance at April 27, 2013	$21,326
Additions for tax positions of the current period	2,693
Additions for tax positions of prior periods	2,206
Reductions due to settlements	—
Other reductions for tax positions of prior periods	(7,070)

Balance at May 3, 2014	$19,155
Additions for tax positions of the current period	731
Additions for tax positions of prior periods	—
Reductions due to settlements	—
Other reductions for tax positions of prior periods	(1,504)

Balance at May 2, 2015	$18,382

The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. The Company recorded net interest and penalties expense of approximately $1,394, $472 and $2,674 during fiscal 2015, fiscal 2014 and fiscal 2013, respectively. As of May 2, 2015 and May 3, 2014, the Company had net accrued interest and penalties of $12,000 and $10,606, respectively. Further, we believe that it is reasonably possible that the total amount of unrecognized tax benefits at January 31, 2015 could decrease by approximately $2,479 within the next twelve months, as a result, of settlement of certain tax audits or lapses of statutes of limitation. Such decreases may involve the payment of additional taxes, the adjustment of deferred taxes including the need for additional valuation allowances, and the recognition of tax benefits.

As of May 2, 2015, the Company has not provided for deferred taxes on the excess of financial reporting over the tax basis of investments in certain foreign subsidiaries because the Company plans to reinvest such earnings indefinitely outside the United States. If these earnings were repatriated in the future, additional income and withholding tax expense would be incurred. Due to complexities in the laws of the foreign jurisdictions and the assumptions that would have to be made, it is not practicable to estimate the total amount of income taxes that would have to be provided on such earnings.

The Company is subject to U.S. federal income tax as well as income tax in jurisdictions of each state having an income tax. The tax years that remain subject to examination are primarily from fiscal 2008 and forward. Some earlier years remain open for a small minority of states.